UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2002




                                E*COMNETRIX INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Canada                    0-30058                       Not Applicable
--------------------     ------------------------          ---------------------
 (Jurisdiction of        (Commission file number)            (I.R.S. Employer
   incorporation)                                            Identification No.)


                           180 Grand Avenue, Suite 450
                            Oakland, California 94612
       -------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (415) 331-5111




                                 Not Applicable
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

On February 26, 2002, E*comnetrix Inc. issued a press release that is attached as an exhibit to this Form 8-K and is incorporated by reference herein.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.





February 26, 2002                  /s/ Mark M. Smith
------------------                 ---------------------------------------------
(Date)                             Mark M. Smith
                                   President

                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1            Press Release dated February 26, 2002